Exhibit 99.1

News Release
L.B. Foster Company Announces The Appointment of Executive Officers

PITTSBURGH, PA, May 21, 2026 – L.B. Foster Company (NASDAQ: FSTR), a global technology solutions provider of products and services for the Rail and Infrastructure markets, announced today that, effective June 1, 2026, its Board of Directors has promoted certain executive officers.

John F. Kasel, President and Chief Executive Officer of the Company, remarked, “In continuation of the Company’s efforts to drive stockholder return and leverage talent, I am pleased to announce the promotion of three key employees to work on enhancing our performance, increasing shareholder return, and driving our strategy. Bill Thalman, Sean Reilly, and T.J. Curran have been instrumental in our work to date, and I anticipate they will make significant contributions in their new roles.”

Mr. William M. Thalman currently serves as Executive Vice President and Chief Financial Officer (“EVP and CFO”) of the Company, and is appointed the Company’s Executive Vice President and Chief Operating Officer effective June 1, 2026 (the “Effective Date”). Mr. Thalman, age 59, has served as EVP and CFO since June 2023 and served as Senior Vice President and CFO since February 2021.

Before joining the Company, he was employed by Kennametal, Inc., a publicly-traded corporation providing metal cutting and wear-protection solutions to various industries, since 2004. He last served in non-financial roles at Kennametal as Vice President – Advanced Material Solutions from 2016 to 2021 in a business operations leadership role, and as Vice President – Transformation Office from 2019 to 2021 in a strategic program management position. Prior to those roles, he served in positions of increasing responsibility at Kennametal, including: Vice President – Finance Infrastructure, Director of Finance – M&A and Planning, Director of Finance – Kennametal Europe, Director of Finance – MSSG Americas, Assistant Corporate Controller, and Director of Financial Reporting.

Prior to Kennametal, Mr. Thalman was employed by Wesco, Inc., from 2002 to 2004 as Corporate Controller, and by The Carbide/Graphite Group, Inc. as Vice President and Treasurer, and Manager of External Reporting, and Investor Relations from 1993 to 2002. He also worked in public accounting at Coopers & Lybrand (now PriceWaterhouseCoopers LLP) from 1988 to 1993. Mr. Thalman holds a Bachelor of Science in Accounting from West Virginia University and a Masters of Business Administration from the University of Pittsburgh.

Mr. Sean M. Reilly currently serves as Controller and Principal Accounting Officer of the Company and is appointed the Company’s Senior Vice President and Chief Financial Officer effective on the Effective Date. Mr. Reilly, age 53, has served as the Company Controller and Principal Accounting Officer since January 2022.

Before joining the Company, Mr. Reilly was employed by Kennametal from 2002 to 2004 and from 2007 to 2022, last serving as Vice President of Finance – Metal Cutting Division, at Kennametal from April 2019 to January 2022. At Kennametal, he was the lead finance executive of a multinational business with over $1 billion in sales and multiple manufacturing locations. Prior to that role, Mr. Reilly served in roles of increasing responsibility at Kennametal, including as Director of Finance – Infrastructure Division, Director of Finance – Integrated Supply Chain and Logistics, Director of Finance – Asia, Earthworks Controller, and Manager of External Financial Reporting.

He was also employed by Tollgrade Communications, Inc., which was a publicly traded telecommunications company providing broadband, electricity, and smart grid solutions, as Controller from 2004 to 2007, and by PricewaterhouseCoopers, LLP from 1995 to 2002 as a manager of audit engagements. Mr. Reilly is a Certified Public Accountant in the Commonwealth of Pennsylvania and holds a Bachelor of Science in Business Administration with an emphasis in Accounting from West Virginia University and an Executive Master’s in Business Administration from the University of Pittsburgh.

Mr. Timothy J. Curran currently serves as Vice President – Tax and Treasury of the Company, is appointed as the Company’s Controller and Principal Accounting Officer effective as of the Effective Date. Mr. Curran, age 46, has served as Vice President – Tax and Treasury of the Company since January 2022, with responsibility for the Company’s global tax function, as well as treasury, insurance, credit and collections activities. Mr. Curran joined L.B. Foster Company in 2013 and served as Director of Tax & Compliance from July 2013 through December 2021, overseeing all aspects of the Company’s tax operations, including income and indirect tax compliance, financial reporting, and tax planning matters.

Prior to joining the Company, Mr. Curran was employed by KPMG LLP from 2003 to 2013, last serving as a Senior Manager in the firm’s Mergers & Acquisitions Tax practice, where he advised clients on tax matters related to business combinations, divestitures, and restatements. Mr. Curran holds a Master of Science in Accountancy and a Bachelor of Business Administration from the University of Notre Dame and is a Certified Public Accountant in the Commonwealth of Pennsylvania.

Raymond T. Betler, L.B. Foster Chairman of the Board of Directors, commented on the appointments, "These individuals have demonstrated incredible performance throughout their tenure at L.B. Foster to date. They have been vital in the execution of our strategic roadmap and have added significant value to the Company. These changes help to further strengthen our executive team and enhance the continued improvement of L.B. Foster. I congratulate each of them on this well-deserved recognition and opportunity."

About L.B. Foster Company

Founded in 1902, L.B. Foster Company is a global technology solutions provider of products and services for the rail and infrastructure markets. The Company’s innovative engineering and product development solutions address the safety, reliability, and performance needs of its customers' most challenging requirements. The Company maintains locations in North America, South America, Europe, and Asia. For more information, please visit www.lbfoster.com.

Forward-Looking Statements
This release may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements provide management's current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Sentences containing words such as “believe,” “intend,” “plan,” “may,” “expect,” “should,” “could,” “anticipate,” “estimate,” “predict,” “project,” or their negatives, or other similar expressions of a future or forward-looking nature generally should be considered forward-looking statements. Forward-looking statements in this earnings release are based on management's current expectations and assumptions about future events that involve inherent risks and uncertainties and may concern, among other things, the Company’s expectations relating to our strategy, goals, projections, valuations and impairments, and plans regarding our financial position, liquidity, capital resources, results of operations and decisions regarding our strategic growth initiatives, market position, and product development. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company cautions readers that various factors could cause the actual results of the Company to differ materially from those indicated by forward-looking statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to: adverse economic conditions in the markets we serve, including recession, the volatility in the prices for oil and gas, tariffs, duties or trade wars, inflation, rising labor costs, project delays, and budget shortfalls, or otherwise; the disruption of government funding programs as a result of potential periodic government shutdowns; volatility in the global capital markets, including interest rate fluctuations, which could adversely affect our ability to access the capital markets on terms that are favorable to us; restrictions on our ability to draw on our credit agreement, including as a result of any future inability to comply with restrictive covenants contained therein; a decrease in freight or transit rail traffic; environmental matters and the impact of environmental regulations, including any costs associated with any remediation and monitoring of such matters; the risk of doing business in international markets, including compliance with anti-corruption and bribery laws, foreign currency fluctuations and inflation, global shipping disruptions, the imposition of increased or new tariffs, and trade restrictions or embargoes, or uncertainties relating to the imposition and enforcement of tariffs; our ability to timely effectuate our strategy, including cost reduction initiatives, and our ability to effectively integrate acquired businesses or to divest businesses, and to realize anticipated synergies and benefits; costs of and impacts associated with shareholder activism; the timeliness, cost, and availability of materials from our major suppliers, as well as the impact on our access to supplies of customer preferences as to the origin of such supplies, such as customers’ concerns about conflict minerals; labor disputes; emerging technologies, including those related to or arising from artificial intelligence, and resultant risks to our business and operations; cybersecurity risks such as data security breaches, malware, ransomware, “hacking,” and identity theft, either with respect to our systems or those of third parties on whom we rely, which could disrupt our business and may result in misuse or misappropriation of confidential or proprietary information, and could result in the disruption or damage to our systems, increased costs and losses, or an adverse effect to our reputation, business or financial condition; the continuing effectiveness of our ongoing implementation of an enterprise resource planning system; changes in current accounting estimates and their ultimate outcomes; the adequacy of internal and external sources of funds to meet financing needs, including our ability to negotiate any additional necessary amendments to our credit agreement or the terms of any new credit agreement, the Company’s ability to manage its working capital requirements and indebtedness; domestic and international taxes, including estimates that may impact taxes; domestic and foreign government regulations, including tariffs; our ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; any change in policy or other change due to the results of the UK’s parliamentary elections and the U.S. presidential and congressional elections that could affect UK or US business conditions; other geopolitical conditions, including the ongoing conflicts between Russia and Ukraine, conflicts in the Middle East, and increasing tensions between China and Taiwan; a lack of, freezing of, or delay in state or federal funding for infrastructure projects; an increase in manufacturing or material costs, including volatility in steel prices, oil prices, and wage inflation; the loss of future revenues from current customers; any future global health crises, and the related social, regulatory, and economic impacts and the response thereto by the Company, our employees, our customers, and national, state, or local governments, including any governmental travel restrictions; and risks inherent in litigation and the outcome of litigation and product warranty claims. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. Significant risks and uncertainties that may affect the operations, performance, and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2025, or as updated and/or amended by our other current or periodic filings with the Securities and Exchange Commission.
The forward-looking statements in this release are made as of the date of this release and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by the federal securities laws.
Investor Relations:
Lisa Durante
412-928-3400, and follow the prompts
investors@lbfoster.com
L.B. Foster Company
415 Holiday Drive
Suite 100
Pittsburgh, PA 15220